Exhibit 99.1

NEWS RELEASE

Contacts:	Falcon Minerals:
Jeff Brotman
jbrotman@falconminerals.com
(215) 832-4161

OSPREY ENERGY / FALCON MINERALS STOCKHOLDERS APPROVE INITIAL BUSINESS COMBINATION

PHILADELPHIA, PA – August 20, 2018 – Osprey Energy Acquisition Corp. (“Osprey”) (NASDAQ: OSPR, OSPRU, OSPRW), today announced that its stockholders have approved Osprey’s previously announced definitive agreement to acquire the assets of Royal Resources L.P., an entity owned by funds managed by Blackstone Energy Partners and Blackstone Capital Partners and approved the acquisitions and other transactions contemplated thereby, at the special meeting of stockholders held today. Additionally, Osprey announced that none of Osprey’s stockholders exercised their right to redeem shares of Class A common stock of Osprey in connection with the business combination. Osprey’s board of directors had previously approved the business combination.

In addition to approving the business combination, Osprey’s stockholders approved the amendment of Osprey’s certificate of incorporation, including changing the name of Osprey to “Falcon Minerals Corporation,” and all other proposals included in the definitive proxy statement filed by Osprey with the Securities and Exchange Commission (the “SEC”) on August 3, 2018.

Osprey expects the transactions to close in the coming days, subject to customary closing conditions. Upon closing, Falcon Minerals Corporation will be a public minerals company with a world-class, oil-weighted asset base concentrated in the core-of-the-core of the Eagle Ford Shale and a strategic focus on driving sustainable free cash flow and visible growth in leading North American oil play.

Forward-Looking Statements

Certain statements contained in this press release, which reflect the current views of Osprey with respect to future events, and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of applicable federal securities laws. These forward-looking statements include, but are not limited to, statements with respect to the completion of the transactions contemplated by the definitive agreement between Osprey and Royal Resources and the future operating and financial performance, business plans and prospects of the combined company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The forward-looking statements contained in this press release are based on Osprey’s current expectations and beliefs concerning future developments and their potential effects on Osprey and Royal Resources. There can be no assurance that future developments affecting us will be those that we have anticipated. You should not place undue reliance on these forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Osprey’s or Royal Resources’ control) or other assumptions that may cause actual events to be materially different from those expressed or implied by these forward-looking statements. A description of certain risks and uncertainties and factors that could cause actual results to differ materially from past results and future plans and projected and estimated future results can be found in Osprey’s filings with the SEC, including the definitive proxy statement filed by Osprey with the SEC in connection with the proposed business combination and Osprey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, all of which are available free of charge at www.sec.gov. None of Osprey, Royal Resources or their respective affiliates or representatives assumes any obligation to update or correct any forward-looking statements or other information contained in this press release.

About Falcon Minerals Corporation

Falcon Minerals Corporation is a C-Corporation formed to own and acquire high growth core-of-the-core oil-weighted minerals which generate substantial free cash flow. Upon closing of the business combination with Royal Resources L.P., Falcon Minerals will own mineral, royalty, and over-riding royalty interests covering 251,000 gross unit acres in the Eagle Ford and Austin Chalk in Karnes County, DeWitt County, and Gonzales County Texas.

About Osprey Energy Acquisition Corp.

Osprey is an energy focused special purpose acquisition corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, capitalizing on its management team’s experience to identify, acquire and operate a business in the energy industry that may provide opportunities for attractive returns. Osprey completed its $275 million initial public offering in July 2017.  On June 3, 2018, Osprey entered into a definitive agreement to acquire the assets of Royal Resources L.P.. Upon the closing of the business combination, Osprey will be renamed Falcon Minerals Corporation.